File No. 33-11351
                                            Rule 497(e)


                  STEIN ROE INVESTMENT TRUST
                  Stein Roe Total Return Fund

        Supplement to Prospectus dated February 1, 1996

     Change in Name, Objective and Policy. At its meeting on February 7, 1996, the Board of Trustees of Stein Roe Investment Trust voted to change the Fund into a "balanced fund." (The Fund's corporate predecessor had been a balanced fund from its inception in 1949 until 1983.) Effective April 17, 1996, the Fund's name will change to Stein Roe Balanced Fund and its objective and policy will be revised to read as follows:

    The Fund seeks long-term growth of capital and current income, consistent with reasonable investment risk. The Fund's assets are allocated among equities, debt securities, and cash. The portfolio manager determines those allocations using the Adviser's investment strategists' views regarding economic, market, and other factors relative to investment opportunities.

    The equity portion of the Fund's portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Under normal market conditions, debt securities will make up at least 25% of the Fund's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

     Portfolio Manager Change. Robert A. Christensen, who has managed the Fund's portfolio since 1981, has announced his retirement from Stein Roe & Farnham Incorporated (the "Adviser") on April 1, 1996. Harvey B. Hirschhorn, Executive Vice President, Chief Economist and Investment Strategist for the Adviser, has been named as new portfolio manager commencing with Mr. Christensen's retirement. At that time, Lynn C. Maddox, who has co-managed the Fund for the last year, will step down to devote more time to other responsibilities at the Adviser. Sandra Knight will join William Garrison as associate portfolio managers of the Fund.

       The Date of this Supplement is February 15, 1996